SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) has been executed by the undersigned subscriber. Upon its acceptance by a21, Inc., a Texas corporation (the “Company”), it will be an agreement, dated the date of such acceptance, by and among the undersigned subscriber (the "Investor") and the Company.

WHEREAS, the Investor, the Company and certain other persons are parties to a Share Purchase Agreement dated as of October __, 2005 (the “Effective Date”) relating to the whole of the issued share capital of LCJ Acquisitions Limited (the “Purchase Agreement”); and

WHEREAS, pursuant to the Purchase Agreement, the Investor is acquiring two million six hundred and forty thousand (2,640,000) shares of common stock (the “Common Shares”) of the Company, par value $0.001 and ten thousand five hundred and sixty (10,560) shares of preferred stock (the “Preferred Shares”) of the Company, par value $0.001.

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the Investor and the Company agree as follows:

ARTICLE 1
PURCHASE AND SALE OF SHARES

SECTION 1.1.  Covenants of Purchase and Sale. Subject to the terms and conditions hereof, the Investor hereby agrees to acquire the Common Shares and the Preferred Shares and the Company hereby agrees to issue the Common Shares and the Preferred Shares to the Investor and issue a stock certificate in respect of such shares within 10 business days of the date hereof. Subject to the terms and conditions hereof, the Investor's obligation to acquire and the Company’s obligation to issue the Common Shares and the Preferred Shares shall be complete and binding upon the execution and delivery of this Agreement.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

SECTION 2.1.  Representations and Warranties of the Investor. The Investor represents and warrants to and agrees with the Company that each of the following statements will be true on the date hereof:

(i)  Such Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (“Securities Act”);

(ii)  The Investor is acquiring the Common Shares and the Preferred Shares for the Investor's own account as principal;

(iii)  The Investor understands that (A) it must bear the economic risk of an investment in the Common Shares and the Preferred Shares for an indefinite period of time because, among other reasons, there is currently no established market for either the Common Shares or the Preferred Shares and the offer and sale of the Common Shares and the Preferred Shares are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and are intended to be exempt from registration under any applicable state securities laws, and (B) notwithstanding the consent of the Company, neither the Common Shares nor the Preferred Shares may be sold, transferred, hypothecated or pledged, except pursuant to an effective registration statement under the Securities Act and under the applicable state securities laws or pursuant to an available exemption from the registration requirements of the Securities Act and the applicable state securities laws established to the satisfaction of the Company and that the Company is under no obligation to register the Common Shares or the Preferred Shares, except to the extent provided in this Agreement, or to assist such Investor in complying with any exemption from the registration thereof;

(iv)  The Investor (A) has been furnished with, and hereby acknowledges the receipt of, a copy of any documents which have been provided to the Investor upon the Investor's request, (B) understands the risks of, and other considerations relating to, its acquisition of the Common Shares and the Preferred Shares, (C) understands that, to the extent that any information set forth in any material previously presented to it is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall prevail and supersede such prior information, and (D) the Investor has been given the opportunity to obtain such additional information that it believes is necessary to verify the accuracy of the information contained in any material previously presented to it;

(v)  The Investor has such knowledge and experience in financial affairs that it is capable of evaluating the merits and risks of acquiring the Common Shares and the Preferred Shares, and the Investor has not relied in connection with this investment upon any representations, warranties or agreements other than those set forth in this Agreement;

(vi)  With respect to the tax and other economic considerations related to this investment, the Investor has relied only on the advice of the Investor's own professional advisers; and

(vii)  A legend substantially in the following form will be placed on the certificates representing the Common Shares and the Preferred Shares to be issued to the Investor;

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to a21, Inc. to the effect that such registration is not required.”

SECTION 2.2.  Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Investor that each of the following statements will be true and correct on the date hereof:

(i)  The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite power and authority to conduct its business, to enter into and carry out this Agreement and the transactions contemplated by the Purchase Agreement and, without limitation, to issue the Common Shares and Preferred Shares to the Investor.

(ii)  The Company has complied with and shall not be in violation of its Articles of Incorporation and By-laws.

(iii)  The transactions contemplated by this Agreement and the Purchase Agreement do not violate any law or government regulation applicable to the Company.

SECTION 2.3.  The Company shall deliver to the Investor a certificate of its Chief Executive Officer certifying the authenticity of the resolutions adopted by the Company authorizing and approving this Agreement and the Purchase Agreement and any and all other transactions and documents entered into pursuant to the foregoing, including without limitation the issuance of the Common Shares and Preferred Shares to the Investor. The Company covenants and agrees to deliver to the Investor a certificate(s) representing the Common Shares and a certificate(s) representing the Preferred Shares within ten (10) business days of the Effective Date.

ARTICLE 3
REGISTRATION RIGHTS

SECTION 3.1.  Rights to Piggyback

(i)  If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act, either for the Company’s own account or for the account of any of its stockholders (other than pursuant to a Form S-4 or Form S-8 or comparable form and other than pursuant to a demand registration right granted to other persons to the extent that such rights prohibit the Company from including securities of any other person in such registration statement) (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a “Piggyback Registration”), the Company will give written notice to the holder of the Common Shares and Preferred Shares (“Holder”) of such proposal not later than the tenth day following the receipt by the Company of notice of exercise of any registration rights by any persons.

(ii)  Subject to the provisions contained in Section 3.2 and in the last sentence of this paragraph (ii), (A) the Company will be obligated and required to include in each Piggyback Registration all Common Shares (including for this purpose the Common Shares into which the Preferred Shares may be exchanged and/or converted) with respect to which the Company shall receive from the Holder, within 15 days after the date on which the Company shall have given written notice of such Piggyback Registration to the Holder, the written requests of such Holder for inclusion in such Piggyback Registration, and (B) the Company will use commercially reasonable efforts in good faith to effect promptly the registration of all such Common Shares. The Holder shall be permitted to withdraw all or any part of the Common Shares of such Holder from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration unless such Holder shall have entered into a written agreement with the Company’s underwriters establishing the terms and conditions under which such Holder would be obligated to sell such securities in such Piggyback Registration. The Company will not be obligated or required to include any Common Shares in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities and Exchange Commission is applicable.

SECTION 3.2.  Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration, and the managing underwriters shall give written advice to the Company of a number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited (the “Underwriters’ Maximum Number”), then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and/or number of securities requested to be included in such registration by persons exercising demand registration rights which does not exceed the Underwriters’ Maximum Number; (ii) if the Underwriters' Maximum Number exceeds the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company will be obligated and required to include in such registration that number of Common Shares requested by the Holder thereof to be included in such registration and which does not exceed such excess and such securities to be registered shall be allocated pro rata among the Holder on the basis of the number of Common Shares requested to be included therein by the Holder and any other person to whom the Company has granted piggyback registration rights; (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Shares which the Company shall be required to include in such registration pursuant to clause (ii) above and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which persons shall have requested be included in such registration and which shall not be greater than such excess.

SECTION 3.3.  Selection of Underwriters. In any Piggyback Registration, the Company shall have the right to select the investment bankers and managing underwriters in such registration.

SECTION 3.4.  Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Article 3 prior to the effectiveness of such registration whether or not any Holder has elected to include Shares in such registration.

ARTICLE 4
MISCELLANEOUS PROVISIONS

SECTION 4.1.  Lock-up. The Investor covenants and agrees that it shall not sell, assign, transfer, otherwise dispose of, pledge, hypothecate, whether direct or indirect, whether voluntary, involuntary or by operation of law, and whether for value or not any or all of the Common Shares and the Preferred Shares except in the amounts and upon expiration of the time periods, in each case, as specified below.

(i)  Common Shares (other than Common Shares which were issued in exchange for Preferred Shares)

(a)  One-third of the Common Shares - six (6) months after the Effective Date;

(b)  An additional one-third of the Common Shares - fifteen (15) months after the Effective Date; and

(c)  The remaining amount of the Common Shares - twenty four (24) months after the Effective Date.

(ii)  Preferred Shares

(a)  One-third of the Preferred Shares - upon the effective date of the exchange of Preferred Shares for Common Shares in accordance with the terms and conditions of the Exchange Agreement entered into as of the Effective Date by and among the Company and the other parties thereto (the “Exchange Agreement”);

(b)  An additional one-third of the Preferred Shares - one year after the effective date of the exchange of Preferred Shares for Common Shares in accordance with the terms and conditions of the Exchange Agreement; and

(c)  The remaining amount of the Preferred Shares - eighteen (18) months after the effective date of the exchange of the Preferred Shares for Common Shares in accordance with the terms and conditions of the Exchange Agreement.

SECTION 4.2.  Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Investor or the Company in connection with the transactions contemplated by this Agreement shall survive and the issue and sale of the Common Shares and the Preferred Shares, notwithstanding any inquiry or investigation at any time made by or on behalf of the Investor or the Company.

SECTION 4.3.  Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws provisions thereof.

SECTION 4.4.  Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original, but the several counterparts shall together constitute but one and the same agreement of the parties hereto.

SECTION 4.5.  Other Subscription Agreements. The Company is entering into or expects to enter into separate subscription agreements, substantially similar in form to this Agreement with other Investors (the "Other Investors"), providing for the acquisition by the Other Investors of Common Shares and Preferred Shares.

Prospective Investors should retain their own professional advisors to review and evaluate the economic, tax and other consequences of an investment in the Company.

Special Note Regarding Forward-looking Statements

Information included in this Agreement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,”“will,”“should,”“expect,”“anticipate,”“estimate,”“believe,”“intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors, including the risk factors described above and elsewhere in this Agreement. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this 12th day of October, 2005.

INVESTOR: CLONURE LIMITED	U.S.A Tax ID Number or Social Security Account Number (if applicable):
/s/ J. C. Bell /s/ D Hewiston
DIRECTOR DIRECTOR	(if none, so state)
Title:
Address of Principal Executive Office:	Address for Notice (if different):

TELEPHONE:	TELEPHONE:
FAX:	FAX:
Attention:

Date Subscription Accepted: October __, 2005.

a21, INC.

By: /s/ Albert Pleus
Name: Albert Pleus
Title: CEO